UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 27, 2009

LAS VEGAS SANDS CORP.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

001-32373	27-0099920
(Commission File Number)	(I.R.S. Employer Identification No.)

3355 LAS VEGAS BOULEVARD SOUTH LAS VEGAS, NEVADA	89109
(Address of principal executive offices)	(Zip Code)

(702) 414-1000

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE.

As previously announced by Las Vegas Sands Corp. (the “Company”) in a Current Report on Form 8-K furnished on November 9, 2009, Venetian Orient Limited (“VOL”), an indirect wholly-owned subsidiary of Sands China Ltd., has been seeking project financing commitments in the aggregate targeted amount of US$1.75 billion to finance the project costs expected to be incurred in connection with recommencing the development and construction of Phases I and II of the integrated resort project on Parcels 5 and 6 of Sands China Ltd.’s Cotai Strip development in Macau. Sands China Ltd. is a subsidiary of the Company which was formed to hold the Company’s Macau operations in connection with a listing of shares on The Stock Exchange of Hong Kong Limited, which listing is expected to occur on November 30, 2009 (Hong Kong time).

As of November 27, 2009, VOL has secured aggregate financing commitments of $1.75 billion for project financing from a group of commercial banks and financial institutions, which is the amount that VOL originally targeted to raise and includes $300.0 million of additional financing commitments from the committed amount of $1.45 billion previously described in the Current Report on Form 8-K furnished on November 9, 2009. The project financing to be obtained by VOL will require Sands China Ltd. to contribute US$500.0 million of proceeds from the offering of the shares of Sands China Ltd. to VOL on or prior to the closing of the project financing. The proceeds of the project financing, together with the $500.0 million contribution to VOL, will be used to finance the total project costs expected to be incurred in connection with the completion of construction and development of Phases I and II of the integrated resort project on Parcels 5 and 6. For further details, including the material terms of the commitments, see the Current Report on Form 8-K furnished by the Company on November 9, 2009.

This report contains forward-looking statements. Although the Company believes that these forward-looking statements are reasonable, it cannot assure you that any forward-looking statements will prove to be correct. These forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict these events or how they may affect the Company. Readers are cautioned not to place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statements after the date of this report as a result of new information, future events or developments, except as required by federal securities laws.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 27, 2009

LAS VEGAS SANDS CORP.

By:	/S/ J. ALBERTO GONZALEZ-PITA
Name:	J. Alberto Gonzalez-Pita
Title:	Senior Vice President and General Counsel

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